UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

Alder BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36431	90-0134860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11804 North Creek Parkway South Bothell, WA		98011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 205-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Submission of Statement Setting out Grounds of Appeal in Opposition Proceeding in European Patent Office

On June 12, 2017, Alder BioPharmaceuticals, Inc. (“Alder”) submitted its statement setting out the grounds of appeal (the “Grounds of Appeal”) with respect to the decision of the Opposition Division (“OD”) of the European Patent Office “(“EPO”) in the opposition to Labrys Biologics Inc.’s (owned by Teva Pharmaceutical Industries Ltd.) (“Teva”) European Patent No. 1957106 B1 disclosed in “Item 3. Legal Proceedings” in Alder’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Alder previously filed its notice of appeal in the proceeding on March 31, 2017. Eli Lilly and Company and Teva have also appealed the OD’s decision. Alder continues to firmly believe that the use claims that were maintained and narrowed by the OD were nevertheless improperly granted by the EPO and upheld by the OD, and should be revoked in their entirety on appeal for the reasons set forth in the Grounds of Appeal.

This Form 8-K contains a forward-looking statement relating to Alder’s belief that the referenced patent should be revoked in its entirety, which is based upon Alder’s current plans, assumptions, beliefs, expectations, estimates and projections, and involves substantial risks and uncertainties. Actual results and the timing of events could differ materially due to these risks and uncertainties as well as other factors, which include, without limitation: the inherent uncertainty in legal proceedings involving intellectual property and the possibility that such proceedings may result in outcomes that are unfavorable to Alder; the timing, scope and costs of legal proceedings involving intellectual property; Alder’s ability to obtain and protect intellectual property rights, and operate without infringing on the intellectual property rights of others; the sufficiency of Alder’s capital and other resources; market competition; and other factors discussed under the caption “Risk Factors” in Alder’s Form 10-Q for the quarterly period ended March 31, 2017, which was filed with the Securities and Exchange Commission (SEC) on April 27, 2017, and is available on the SEC’s website at www.sec.gov. Additional information will also be set forth in Alder’s other reports and filings it will make with the SEC from time to time. The forward-looking statement made in this Form 8-K speaks only as of the date of this Form 8-K. Alder expressly disclaims any duty, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Alder’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alder BioPharmaceuticals, Inc.

Dated: June 13, 2017

	By:	/s/ James B. Bucher
James B. Bucher
Senior Vice President and General Counsel